UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported September 21, 2005.


                     Law Enforcement Associates Corporation
             (Exact name of registrant as Specified in its charter)

     Nevada                         0-49907                   56-2267438
     ------                        ----------                 ----------
(State or other jurisdiction  (Commission file number)       (IRS Employer
    of incorporation)                                       Identification No.)


                     100 Hunter Place, Youngsville, NC 27956
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)


                    ISSUER'S TELEPHONE NUMBER: (919) 554-4700

Item 5.02

     On September 19, 2005, our Board of Directors elected Mike Wagner as the Company's new Chief Financial Officer and the principal Financial and Accounting Officer.

     Mr. Wagner received a Bachelor of Science in accounting from Tri State University in Indiana. From 1996-1997, he was the Vice President of Finance of Rollie Williams Paint Spot in Elkhart, Indiana where he installed their new accounting program, including accelerated inventory returns and directed purchasing. From 1998-2001, he was the controller at Yoder Oil Company also located in Elkhart, Indiana. While there, he guided the Company's financial decisions by establishing, monitoring and enforcing accounting policies and procedures. From 2002-2004, he was a consultant for DM2 Software in Vacouver, Washington and served as project manager and account manager for small to large petroleum jobbers as well as installing and training management on accounting systems, planning, controls and procedures.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     Law Enforcement Associates Corporation
                                  (Registrant)


                                            By:/s/ Paul Feldman
                                               ----------------
                                               Paul Feldman, President


Dated: September 21, 2005